SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        September 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-59687           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On September 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated September 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated September 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       09/20/99

DISTRIBUTION SUMMARY
                                 Pass
        Beginning                Through                 Remaining
Class   Balance       Principal  Rate       Interest     Balance
A-1      264308998.78 24076265.72   5.35250%  1218225.87  240232733.06
A-2      232000000.00       0.00    5.51250%  1101275.00  232000000.00
M-1       64000000.00       0.00    5.63250%   310413.33   64000000.00

M-2       56000000.00       0.00    5.94250%   286560.56   56000000.00
B         48000000.00       0.00    6.59250%   272490.00   48000000.00
C *      664308998.78       0.00    3.60878%        0.00  640232733.06
A-IO *    80000000.00       0.00    5.50000%   366666.67   80000000.00
R III            0.00       0.00    0.00000%        0.00          0.00
TOTAL:    664308998.7824076265.72              3555631.43  640232733.06

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                        664308998.78
* Class A-IO Interest and Pass-Through Rate is based on a Notional Balance of:


AMOUNTS PER $1,000 UNIT

                      Beginning                          Remaining
Class   Cusip         Balance    Principal  Interest     Balance
A-1     92928SAE4      660.77250   60.19066   3.04556468   600.5818327
A-2     92928SAF1     1000.00000    0.00000   4.74687500  1000.0000000
M-1     92928SAH7     1000.00000    0.00000   4.85020828  1000.0000000
M-2     92928SAJ3     1000.00000    0.00000   5.11715286  1000.0000000
B       92928SAK0     1000.00000    0.00000   5.67687500  1000.0000000
C       NA             830.38625    0.00000   0.00000000   800.2909163
A-IO    92928SAG8      1000.00000    0.00000  4.583333375 1000.00000000



PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                             Overcollateralization
        Principal                           Increase
Class   Received      PrepaymentsLiquidation(Reduction)  Total
A-1         236785.18 21755235.79      0.00   2084244.75   24076265.72
A-2              0.00       0.00       0.00         0.00          0.00
M-1              0.00       0.00       0.00         0.00          0.00
M-2              0.00       0.00       0.00         0.00          0.00
B                 0.00       0.00       0.00         0.00          0.00

                                            LIBOR:             5.29250%

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                        6841
Number of Mortgage Loans outstanding at the
end of the Due Period                                              6643
Pool Principal Balance (Beginning of Due Period)           689340726.19
Pool Principal Balance (End of Due Period)                 667325907.84


SEC. 4.03 (vi), (vii)
        Delinquency Information
                      Count      Balance
        30-59 Days            11010057148.32
        60-89 Days              7  881319.47
        90+ Days               10  635476.67
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                            Number       Balance
        Loans in Foreclosure (LIF):                   792   75838117.55
        Newly Commenced LIF:                          113   10580782.23
        Loans in Bankruptcy                           292   25270381.07
        REO's                                         147   11698345.69

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                      Class A-1         0.00
                      Class M-1         0.00
                      Class M-2         0.00
                      Class B           0.00
                      Class C    29450394.04
                      Class A-IO        0.00
                      Total      29450394.04

SEC. 4.03  (ix)
Required Overcollateralization Amount                       30800000.00
Overcollateralization Amount as of end of the period        27093174.78

SEC. 4.03 (x)                               Aggregate Amount of
                      Realized Loss         Realized Losses
                      Amount                since Cut-Off
        Class M-1            0.00                    0.00
        Class M-2            0.00                    0.00
        Class B              0.00                    0.00
        Total                0.00                    0.00

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity
        of the Mortgage Loans                                    346.16

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                     9.82178%

SEC. 4.03  (xiii)
        Pass through Rate on Class A-1, A-2
        and Subordinate Certificates
                      A-1           5.35250%
                      A-2           5.51250%
                      M-1           5.63250%
                      M-2           5.94250%
                      B             6.59250%
                      C             3.60878%
                      A-IO          5.50000%

        Pass Through Rate on each Component
                                                         Ending
                                            Rate         Balance
                          Component C-A-1        3.83097% 240232733.06
                          Component C-A-2        3.67097% 232000000.00
                          Component C-M-1        3.55097%  64000000.00
                          Component C-M-2        3.24097%  56000000.00
                          Component C-B          2.59097%   48000000.00
                          Component A-IO-A       1.50000%NA
                          Component A-IO-B       1.50000%NA
SEC. 4.03  (xiv)          Component A-IO-C       2.50000%NA

SEC. 4.03 (xxv)       Senior Enhancement Percentage,
                      as of the end of the period             29.23507%

SEC. 4.03 (xxvi)      Servicing Fee                           291533.68

                      Available Funds Cap Carryover Amount

                      Available Funds Cap   Amount paid from
                      Carryover Amount      Reserve Account
        Class A-1            0.00                    0.00
        Class A-2            0.00                    0.00
        Class M-1            0.00                    0.00
        Class M-2            0.00                    0.00
        Class B              0.00                    0.00
        Total                0.00                    0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-B

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        Bank One, NA



Dated: September 30, 1999